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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549


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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 5, 1994

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                      AMERICAN INDUSTRIAL PROPERTIES REIT
            (Exact name of registrant as specified in its charter)


            TEXAS                       1-9016                  75-6335572
(State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer Iden-
      of Incorporation)                                     tification Number)

6220 NORTH BELTLINE, SUITE 205, IRVING, TEXAS                    75063
(Address of Principal Executive Offices)                       (zip code)


Registrant's telephone number, including area code: (214) 550-6053
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ITEM 5.  OTHER EVENTS

     On July 5, 1994, the Registrant announced that it will not proceed with the proposed financing arrangement with Kidder Peabody Mortgage Capital Corporation ("Kidder") and, instead, will pursue other potential alternative sources of financing. Pursuant to the proposed financing arrangement, Kidder was to provide to the Registrant a financing of up to $30,000,000 secured by first mortgage liens on the Registrant's properties.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN INDUSTRIAL PROPERTIES REIT



                                       /s/ Charles W. Wolcott
                                       -----------------------------------
                                       Charles W. Wolcott
                                       President and Chief Executive Officer

DATE: July 5, 1994